UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 14, 2021

Trillion Energy International Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55539	47-4488552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Turan Gunes Bulvari, Park Oran Ofis Plaza, 180-y, Daire:54, Kat:16, 06450, Oran, Cankaya, Ankara, Turkey	06450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	+90 312 441 80 02

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On July 14, 2021, Trillion Energy International Inc. (the “Company”) issued a press release regarding its 2021 virtual annual meeting of stockholders (the “Annual Meeting”). A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites is not a part of this Current Report on Form 8-K.

The Company convened the Annual Meeting on July 7, 2021. The Company adjourned the Annual Meeting to allow additional time for the Company to solicit additional votes to establish a quorum and additional time for stockholders to vote on the proposals described in the Company’s notice of meeting and definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2021 (the “Proxy Statement”).

The adjourned Annual Meeting will reconvene on July 21, 2021 at 10:00 a.m., Eastern Time. The adjourned Annual Meeting will be a virtual meeting of stockholders, and stockholders will be able to listen and participate in the adjourned Annual Meeting, as well as vote and submit questions during the live webcast of the adjourned Annual Meeting by visiting www.virtualshareholdermeeting.com/TCFF2021. To participate in the adjourned Annual Meeting, stockholders will need the control number found on their proxy cards or in the instructions that accompanied their proxy materials. Only stockholders of record on the record date of May 12, 2021 are entitled to vote.

Important Information

In connection with the solicitation of proxies for the Annual Meeting, the Company filed the Proxy Statement with the SEC. The Company’s stockholders are strongly advised to read the definitive proxy materials, as the same may be supplemented, and any other relevant solicitation materials, if any, filed by the Company with the SEC before making any voting decision because these documents contain important information. The Company’s Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website, www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant issued on July 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trillion Energy International Inc.

Date: July 14, 2021	/s/ David M. Thompson
David M. Thompson
Chief Financial Officer